UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________
FORM 8-K
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2020
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SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte,	North Carolina	28211
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On July 29, 2020, the Board of Directors (the “Board”) of Sonic Automotive, Inc. (the “Company”) elected Keri A. Kaiser, Chief Marketing Officer and Chief Experience Officer of Children’s Health System of Texas, a clinically integrated regional pediatric health care system serving primarily North Texas, to the Board, effective that day, with a term expiring at the Company’s 2021 annual meeting of stockholders. The Board has not yet determined which committees of the Board Ms. Kaiser will be appointed to serve on. There are no arrangements or understandings between Ms. Kaiser and any other persons pursuant to which she was selected as a director. There are no transactions involving the Company and Ms. Kaiser that the Company would be required to disclose pursuant to Item 404(a) of Regulation S-K.

Ms. Kaiser will be entitled to receive compensation in accordance with the Company’s Director Compensation Policy for non-employee directors, a copy of which was attached as Exhibit 10.11 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. Specifically, in connection with her election as a director, Ms. Kaiser received a grant of 3,882 restricted shares of the Company’s Class A Common Stock. Subject to Ms. Kaiser’s continued service on the Board, the restricted stock will vest in full on the first anniversary of the grant date.

A copy of the press release announcing Ms. Kaiser's election is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release of Sonic Automotive, Inc., dated August 4, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

August 4, 2020	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel